                                                                    EXHIBIT 99.5


Dec-2000                        1995-C                             Page 1





                    MONTHLY STATEMENT TO CERTIFICATEHOLDERS
                                 SERIES 1995-C
                        CC MASTER CREDIT CARD TRUST II
              (Formerly Chevy Chase Master Credit Card Trust II)


RECEIVABLES
-----------

Beginning of the Month Principal Receivables:                                                  $2,942,677,284.07
Beginning of the Month Finance Charge Receivables:                                             $ 146,451,282.84
Beginning of the Month Discounted Receivables:                                                 $            0.00
Beginning of the Month Total Receivables:                                                      $3,089,128,566.91

Removed Principal Receivables:                                                                 $            0.00
Removed Finance Charge Receivables:                                                            $            0.00
Removed Total Receivables:                                                                     $            0.00

Additional Principal Receivables:                                                              $  565,261,781.64
Additional Finance Charge Receivables:                                                         $   29,616,098.84
Additional Total Receivables:                                                                  $  594,877,880.48

Discounted Receivables Generated this Period:                                                  $            0.00

End of the Month Principal Receivables:                                                        $3,512,448,473.12
End of the Month Finance Charge Receivables:                                                   $  174,535,982.97
End of the Month Discounted Receivables:                                                       $            0.00
End of the Month Total Receivables:                                                            $3,686,984,456.09

Special Funding Account Balance                                                                $            0.00
Aggregate Invested Amount (all Master Trust II Series)                                         $2,300,000,000.00
End of the Month Transferor Amount                                                             $1,212,448,473.12
End of the Month Transferor Percentage                                                                    34.52%

DELINQUENCIES AND LOSSES
------------------------

End of the Month Delinquencies:

     30-59 Days Delinquent                                                                     $   84,242,185.35
     60-89 Days Delinquent                                                                     $   63,849,209.97
     90+ Days Delinquent                                                                       $  117,297,473.48

     Total 30+ Days Delinquent                                                                 $  265,388,868.80
     Delinquent Percentage                                                                                 7.20%

Defaulted Accounts During the Month                                                            $   22,193,888.70
Annualized Default Percentage                                                                              9.05%

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Dec-2000                        1995-C                             Page 2


Principal Collections                                                                          $384,076,566.09
Principal Payment Rate                                                                                  13.05%

Total Payment Rate                                                                                      14.05%

INITIAL INVESTED AMOUNTS
     Class A Initial Invested Amount                                                           $322,000,000.00
     Class B Initial Invested Amount                                                           $ 28,000,000.00
                                                                                               ---------------
TOTAL INITIAL INVESTED AMOUNT                                                                  $350,000,000.00

INVESTED AMOUNTS
     Class A Invested Amount                                                                   $368,000,000.00
     Class B Invested Amount                                                                   $ 32,000,000.00
                                                                                               ---------------
TOTAL INVESTED AMOUNT                                                                          $400,000,000.00

FLOATING ALLOCATION PERCENTAGE                                                                          12.66%

PRINCIPAL ALLOCATION PERCENTAGE                                                                         12.66%

MONTHLY SERVICING FEE                                                                          $    500,000.00

INVESTOR DEFAULT AMOUNT                                                                        $  2,677,539.95

CLASS A AVAILABLE FUNDS
-----------------------

CLASS A FLOATING ALLOCATION PERCENTAGE                                                                  92.00%

     Class A Finance Charge Collections                                                        $  6,292,695.11
     Other Amounts                                                                             $          0.00

TOTAL CLASS A AVAILABLE FUNDS                                                                  $  6,292,695.11

     Class A Monthly Interest                                                                  $  2,279,964.44
     Class A Servicing Fee                                                                     $    460,000.00
     Class A Investor Default Amount                                                           $  2,463,336.75

TOTAL CLASS A EXCESS SPREAD                                                                    $  1,089,393.92

REQUIRED AMOUNT                                                                                $          0.00

Dec-2000                        1995-C                             Page 3


CLASS B AVAILABLE FUNDS
-----------------------

CLASS B FLOATING ALLOCATION PERCENTAGE                                                                 8.00%

     Class B Finance Charge Collections                                                        $  547,190.87
     Other Amounts                                                                             $        0.00

TOTAL CLASS B AVAILABLE FUNDS                                                                  $  547,190.87

     Class B Monthly Interest                                                                  $  201,813.33
     Class B Servicing Fee                                                                     $   40,000.00

TOTAL CLASS B EXCESS SPREAD                                                                    $  305,377.54

EXCESS SPREAD
-------------

TOTAL EXCESS SPREAD                                                                            $1,394,771.46

     Excess Spread Applied to Required Amount                                                  $        0.00

     Excess Spread Applied to Class A Investor Charge Offs                                     $        0.00

     Excess Spread Applied to Class B Interest, Servicing Fee, and Default Amount              $  214,203.20

     Excess Spread Applied to Class B Reductions of Class B Investe                            $        0.00

     Excess Spread Applied to Monthly Cash Collateral Fee                                      $   28,444.44

     Excess Spread Applied to Cash Collateral Account                                          $        0.00

     Excess Spread Applied to Reserve Account

     Excess Spread Applied to other amounts owed to
     Cash Collateral Depositor                                                                 $      166.72

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE FOR
GROUP I                                                                                        $1,151,957.10

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Dec-2000                         1995-C                            Page 4


EXCESS FINANCE CHARGE COLLECTIONS -- GROUP I
--------------------------------------------

TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL SERIES
IN GROUP I                                                                                     $4,348,837.51

SERIES 1995-C EXCESS FINANCE CHARGE COLLECTIONS
-----------------------------------------------

EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO
SERIES 1995-C                                                                                  $        0.00

     Excess Finance Charge Collections applied to
     Required Amount                                                                           $        0.00

     Excess Finance Charge Collections applied to
     Class A Investor Charge Offs                                                              $        0.00

     Excess Finance Charge Collections applied to
     Class B Interest, Servicing Fee, and Default Items                                        $        0.00

     Excess Finance Charge Collections applied to Reductions of
     Class B Invested Amount                                                                   $        0.00

     Excess Finance Charge Collections applied to
     Monthly Cash Collateral Fee                                                               $        0.00

     Excess Finance Charge Collections applied to
     Cash Collateral Account                                                                   $        0.00

     Excess Finance Charge Collections applied to
     Reserve Account                                                                           $        0.00

     Excess Finance Charge Collections applied to
     other amounts owed Cash Collateral Depositor                                              $        0.00

YIELD AND BASE RATE
-------------------

     Base Rate (Current Month)                                                                         8.98%
     Base Rate (Prior Month)                                                                           8.89%
     Base Rate (Two Months Ago)                                                                        8.89%
                                                                                                       -----
THREE MONTH AVERAGE BASE RATE                                                                          8.92%

     Portfolio Yield (Current Month)                                                                  12.49%
     Portfolio Yield (Prior Month)                                                                    12.43%
     Portfolio Yield (Two Months Ago)                                                                 13.88%
                                                                                                      ------
THREE MONTH AVERAGE PORTFOLIO YIELD                                                                   12.93%

Dec-2000                         1995-C                            Page 5


PRINCIPAL COLLECTIONS
---------------------

CLASS A PRINCIPAL PERCENTAGE                                                                           92.00%

     Class A Principal Collections                                                             $44,752,938.20

CLASS B PRINCIPAL PERCENTAGE                                                                            8.00%

     Class B Principal Collections                                                             $ 3,891,559.85

TOTAL PRINCIPAL COLLECTIONS                                                                    $48,644,498.05

INVESTOR DEFAULT AMOUNT                                                                        $ 2,677,539.95

REALLOCATED PRINCIPAL COLLECTIONS                                                              $         0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE
FROM OTHER SERIES                                                                              $         0.00

CLASS A ACCUMULATION
     Controlled Accumulation Amount                                                            $         0.00
     Deficit Controlled Accumulation Amount                                                    $         0.00
CONTROLLED DISTRIBUTION AMOUNT                                                                 $         0.00

CLASS B ACCUMULATION
     Controlled Accumulation Amount                                                            $         0.00
     Deficit Controlled Accumulation Amount                                                    $         0.00
CONTROLLED DISTRIBUTION AMOUNT                                                                 $         0.00

EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR
PRINCIPAL SHARING                                                                              $51,322,038.00

INVESTOR CHARGE OFFS
--------------------

CLASS A INVESTOR CHARGE OFFS                                                                   $         0.00
CLASS B INVESTOR CHARGE OFFS                                                                   $         0.00

PREVIOUS CLASS A CHARGE OFFS REIMBURSED                                                        $         0.00
PREVIOUS CLASS B CHARGE OFFS REIMBURSED                                                        $         0.00

CASH COLLATERAL ACCOUNT
-----------------------

     Required Cash Collateral Amount                                                           $52,000,000.00
     Available Cash Collateral Amount                                                          $52,000,000.00

Dec-2000                         1995-C                            Page 6


INTEREST RATE CAP PAYMENTS
--------------------------

     Class A Interest Rate Cap Payments                                                        $0.00
     Class B Interest Rate Cap Payments                                                        $0.00

TOTAL DRAW AMOUNT                                                                              $0.00
CASH COLLATERAL ACCOUNT SURPLUS                                                                $0.00







                                            First USA Bank, National Association
                                            as Servicer

                                            By: /s/ Tracie Klein
                                                --------------------------------
                                                Tracie H. Klein
                                                First Vice President